Exhibit 99.77(q)(1)

ITEM 77Q1—Exhibits

(a)(1)	Amendment #106 effective April 6, 2017 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class P2 shares for Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(1)	Investment Management Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Unified Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(2)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for Voya High Yield Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(3)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® T. Rowe Price Equity Income Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(4)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for Voya Multi-Manager Large Cap Core Portfolio for the period from May 1, 2017 through May 1, 2018 with respect to Columbia Management Investment Advisers, LLC – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(5)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® Morgan Stanley Global Franchise Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(6)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® Templeton Global Growth Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(7)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® Clarion Global Real Estate Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(8)	Investment Management Agreement dated May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Traditional Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(9)	Waiver letter dated May 1, 2017 to waive a portion of the investment management fee for VY® BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(10)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® Clarion Real Estate Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(11)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® Clarion Real Estate Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(12)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for Voya Large Cap Value Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(13)	Letter Agreement, dated May 1, 2017 to reduce the annual investment management fee for VY® Franklin Income Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(14)	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and BlackRock Financial Management, Inc. with respect to VY® BlackRock Inflation Protected Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(15)	Sub-Advisory Agreement (with redaction), effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Columbia Management Investment Advisers, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(16)	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and CBRE Clarion Securities LLC with respect to VY® Clarion Global Real Estate Portfolio and VY® Clarion Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(17)	Portfolio Management Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Fidelity Management & Research Company with respect to VY® FMR® Diversified Mid Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(18)	Sub-Advisory Agreement (with redaction), effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Franklin Advisers, Inc. with respect to VY® Franklin Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(19)	Sub-Advisory Agreement (with redaction), effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(20)	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(21)	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Government Liquid Assets Portfolio, Voya High Yield Portfolio, Voya Limited Maturity Bond Portfolio, and Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(22)	Portfolio Management Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Invesco Advisers, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(23)	Portfolio Management Agreement, May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and J.P. Morgan Investment Management Inc. – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(24)	Sub-Advisory Agreement (with redaction), effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and The London Company of Virginia, LLC. with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(25)	Portfolio Management Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Morgan Stanley Investment Management Inc. with respect to VY® Morgan Stanley Global Franchise Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(26)	Portfolio Management Agreement (with redaction), effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Templeton Global Advisors Limited with respect to VY® Templeton Global Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

(e)(27)	Portfolio Management Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.